UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 5, 2025
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 5, 2025, Oportun Financial Corporation (the “Company”) through its subsidiary, Oportun, Inc., (“Oportun”) entered into an Amended and Restated Program Agreement (the “Agreement”) with Pathward, National Association (“Pathward”), to be effective as of August 11, 2025 (the “Effective Date”). The Agreement amends and restates the original program agreement between Oportun and Pathward dated August 11, 2020, as amended, restated or otherwise modified from time to time.

Under the Agreement, Pathward will continue to originate unsecured and secured personal loans nationwide under programs developed and administered by Oportun. Oportun is responsible for marketing, underwriting, fraud prevention, servicing, and administering the loans on behalf of Pathward, subject to Pathward’s oversight and control, and in compliance with applicable law.

The Agreement includes a maximum loan origination capacity and certain retention terms, as well as a post-closing provision requiring the parties to negotiate in good faith to determine whether Pathward will continue retaining loans and to agree on the handling, transition, or disposition of the existing retained loan portfolio. If the parties do not reach agreement within six months following the Effective Date, Pathward will cease retaining new loans under the program as of that date.

Additional features of the Agreement include right-of-first-offer provisions and defined purchase pricing terms that reduce certain fees and costs for Oportun. The Agreement also reflects updated compliance, oversight, and reporting obligations designed to align with evolving supervisory expectations for bank-partner programs.

The Agreement has an initial term of four years and renews automatically for successive two-year periods unless either party provides timely notice of non-renewal.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Item 2.02. Results of Operations and Financial Condition

On August 6, 2025, the Company issued a press release regarding the Company’s financial results for its fiscal quarter ended June 30, 2025. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing, except as expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated August 6, 2025
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	August 6, 2025	By:	/s/ Kathleen Layton
Kathleen Layton
Chief Legal Officer and Corporate Secretary